Exhibit 10.22

The Gold Family

March 22, 2007

To: 99¢ Only Stores

Each of (1) HKJ Gold, Inc., (2) 14139 Paramount Properties, (3) Howard Gold, Jeff Gold and Eric J. Schiffer and Karen R. Schiffer, (4) Howard Gold, Karen Schiffer and Jeff Gold dba 14901 Hawthorn Boulevard Partnership, (5) David & Sherry Gold, (6) 6135-6161 Atlantic Boulevard and (7) and Au Zone Investments #2, L.P., (the “Lessors”), hereby acknowledges that, to the extent that 99¢ Only Stores (the “Company”) did not pay rent increases as originally stipulated in the terms of the real property lease agreements between the Company and the Lessors set forth on Exhibit A hereto during calendar years 1995 through and including 2006, such amounts are not owing to the Lessors and the Lessors hereby waive any rights they may have, under such lease agreements or otherwise, to collect such amounts, or any related costs or other damages, from the Company, and fully and unconditionally release the Company from any claims for such amounts, costs or other damages.

HKJ Gold, Inc., a California Corporation

/s/ Jeff Gold	3/22/07
By Jeff Gold, President	Date:

14319 Paramount Properties, a California General Partnership

/s/ Jeff Gold	3/22/07
By Jeff Gold	Date:

Howard Gold, Jeff Gold and Eric J. Schiffer and Karen R. Schiffer

/s/ Howard Gold	/s/ Jeff Gold	/s/ Eric Schiffer	/s/ Karen Schiffer	3/22/07
Howard Gold	Jeff Gold	Eric Schiffer	Karen Schiffer	Date

Howard Gold, Karen Schiffer and Jeff Gold dba 14901 Hawthorne Boulevard Partnership

/s/ Howard Gold	/s/ Jeff Gold	/s/ Karen Schiffer	3/22/07
Howard Gold	Jeff Gold	Karen Schiffer	Date

David Gold & Sherry Gold

/s/ David Gold	/s/ Sherry Gold	3/23/07
David Gold	Sherry Gold	Date

6135-6161 Atlantic Boulevard Partnership

/s/ David Gold	/s/ Sherry Gold	3/23/07
David Gold	Sherry Gold	Date

Au Zone Investments #2, L.P.

By Au Zone Investments #3, LLC

/s/ Jeff Gold	3/22/07
Jeff Gold, Authorized Representative	Date

The Gold Family/99¢ Only Stores/Lease Acknowledgment/Waiver
Exhibit A
March 22, 2007

99¢ Only Stores #0006 - Hawthorne, California

Lease dated April 1, 1994 between HKJ Gold, Inc., a California Corporation (the “Landlord”), and 99¢ Only Stores, a California Corporation (the “Tenant”), for that certain real property commonly known as 13023 Hawthorne Boulevard, Hawthorne, California, as Amended.

99¢ Only Stores #0014 - Maywood, California

Lease dated November 11, 1985 between Dave and Sherry Gold (Currently payable to 6135-6161 Atlantic Blvd. Partnership, a California General Partnership), (the “Landlord”) and 99¢ Only Stores, a California Corporation (the “Tenant”) for that certain real property commonly known as 6161 Atlantic Boulevard, Maywood, California, as Amended.

99¢ Only Stores #0027 - Paramount, California

Lease dated march 1, 1996 between 14139 Paramount Properties, a California General Partnership (Currently payable to Dave and Sherry Gold) (the “Landlord”) and 99¢ Only Stores, a California Corporation (the “Tenant”) for that certain real property commonly known as 14139 Paramount Boulevard, Paramount, California, as Amended.

99¢ Only Stores #0033 - Huntington Park, California

Lease dated January 31, 1991 between Dave & Sherry Gold (Currently payable to AU Zone Investments #2) (the “Landlord”) and 99¢ Only Stores, a California Corporation (the “Tenant”) for that certain real property commonly known as 6124 Pacific Boulevard, Huntington Park, California, as Amended.

99¢ Only Stores #0034 - Lawndale, California

Lease dated November 1, 1991 between Howard Gold, Karen Schiffer (formerly Karen Gold), and Jeff Gold, dba 14901 Hawthorne Blvd Partnership (Currently payable to AU Zone Investments #2) ( the “ Landlord”) and 99¢ only Stores, a California Corporation (the “Tenant”) for that certain real property commonly known as 14901 Hawthorne Boulevard, Lawndale, California, as Amended.

99¢ Only Stores #0038 - N. Long Beach, California

Lease dated August 13, 1992 between HKJ Gold, Inc., a California Corporation (the “Landlord”), and 99¢ Only Stores, a California Corporation (the “Tenant”) for that certain real property commonly known as 5599 Atlantic Avenue, North Long Beach, California, as Amended.

Exhibit A
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The Gold Family/99¢ Only Stores/Lease Acknowledgment/Waiver
Exhibit A
March 22, 2007

99¢ Only Stores #0039 - Santa Ana, California

Lease dated November 12, 1993 between Howard Gold, Jeff Gold, and Eric J. Schiffer and Karen R. Schiffer (Currently payable to Main and Main Properties) (the “Landlord”) and 99¢ Only Stores, a California corporation (the “Tenant”) for that certain real property commonly known as 1514 North Main Street, Santa Ana, California.

99¢ Only Stores #0041 - LA-Wilshire, California

Lease July 1, 1993 between HKJ Gold, Inc., a California Corporation (the “Landlord”) and 99¢ Only Stores, a California corporation (the “Tenant”) for that certain real property commonly known as 6121 Wilshire Boulevard, Los Angeles, California, as Amended

#0041 - LA-Wilshire, California - Parking Lot Agreement

Lease dated December 1, 1995 between David Gold and Sherry Gold (Currently payable to AU Zone Investments #2, LP) (the “Landlord”) and 99¢ Only Stores, a California Corporation (the “Tenant”) for that certain real property commonly known as 6101 Wilshire Boulevard, Los Angeles, California.

99¢ Only Stores #0042 - Arleta-Woodman, California

Lease dated July, 8, 1993 between David Gold and Sherry Gold (Currently payable to AU Zone Investments #2, LP) (the “Landlord”) and 99¢ Only Stores, a California Corporation (the “Tenant”) for that certain real property commonly known as 8625 Woodman Avenue, Arleta, California, as Amended.

99¢ Only Stores #0044 - Walnut Park, California

Lease dated April 18, 1994 between HKJ Gold, Inc., a California Corporation (the “Landlord”) and 99¢ Only Stores, a California Corporation (the “Tenant”) for that certain real property commonly known as 2566 East Florence Avenue, Walnut Park, California, as Amended.

99¢ Only Stores #0050 - Anaheim - W. Lincoln, California

Lease dated March 1, 1996 between HKJ Gold, Inc., a California Corporation (the “Landlord”) and 99¢ Only Stores, a California Corporation (the “Tenant”) for that certain real property commonly known as 3420 West Lincoln Avenue, Anaheim, California, as Amended.

99¢ Only Stores #0051 - L.A. - N. Broadway, California

Lease dated May 1, 1996 between HKJ Gold, Inc., a California Corporation (the “Landlord”), and 99¢ Only Stores, a California Corporation (the “Tenant”) for that certain real property commonly known as 2606 North Broadway, Los Angeles, California, as Amended.

Exhibit A
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